EXHIBIT INDEX

(a)(4)   Articles of Amendment, dated April 21, 2006.

(d)(1) Investment Management Services Agreement, amended and restated, dated May 1, 2006, between Registrant and RiverSource Investments, LLC.

(d)(2) Subadvisory Agreement between RiverSource Investments, LLC and Kenwood Capital Management LLC, dated March 1, 2006.

(d)(3) Subadvisory Agreement between Essex Investment Management Company, LLC and Ameriprise Financial, Inc., dated Sept. 23, 2005.

(d)(4) Subadvisory Transfer Agreement between Ameriprise Financial, Inc., RiverSource Investments, LLC and Essex Investment Management Company, LLC, dated Oct. 1, 2005.

(d)(5) Subadvisory Agreement between MDT Advisers and Ameriprise Financial, Inc., dated Sept. 23, 2005.

(d)(6) Subadvisory Transfer Agreement between Ameriprise Financial, Inc., RiverSource Investments, LLC and MDT Advisers, dated Oct. 1, 2005.

(d)(8) Amendment, dated July 21, 2003, to Subadvisory Agreement between American Express Financial Corporation and Turner Investment Partners, Inc., dated April 7, 2003.

(d)(9) Subadvisory Transfer Agreement between Ameriprise Financial, Inc., RiverSource Investments, LLC and Turner Investment Partners, Inc., dated Oct. 1, 2005.

(d)(10) Amendment Two, dated Nov. 11, 2005, to Subadvisory Agreement between RiverSource Investments, LLC and Turner Investment Partners, Inc., dated April 7, 2003.

(d)(12) Subadvisory Transfer Agreement between Ameriprise Financial, Inc., RiverSource Investments, LLC and UBS Global Asset Management (Americas) Inc., dated Oct. 1, 2005.

(i) Opinion and consent of counsel as to the legality of the securities being registered.

(j)      Consent of Independent Registered Public Accounting Firm.

(p)(3) Code of Ethics adopted under Rule 17j-1 for RiverSource Small Cap Growth Fund's Subadviser Essex Investment Management Company, LLC.

(p)(5) Code of Ethics adopted under Rule 17j-1 for RiverSource Small Cap Growth Fund's Subadviser Turner Investment Partners, Inc.

(p)(6) Code of Ethics adopted under Rule 17j-1 for RiverSource Small Cap Growth Fund's Subadviser UBS Global Asset Management (Americas) Inc.

(q)(1) Directors'/Trustees' Power of Attorney to sign Amendments to this Registration Statement, dated April 12, 2006.